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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 30, 2004

Merrill Lynch Mortgage Investors, Inc. (as company under a Pooling and Servicing Agreement, dated as of August 1, 2004, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2004-A3)

                     Merrill Lynch Mortgage Investors, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                     333-112231              33-3416059
(State or Other Jurisdiction            (Commission            (I.R.S. Employer
      of Incorporation)                 File Number)         Identification No.)

     4 World Financial Center
         New York, New York                                           10281
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code, is (212) 449-1000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01   Other Events

            1. Execution of Pooling and Servicing Agreement, dated as of August 1, 2004 among Merrill Lynch Mortgage Investors, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator, and Wachovia Bank, National Association, as trustee.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

            Same event as item 8.01


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                         By:    /s/ Andrew Beal
                                            -----------------------------------
                                         Name:  Andrew Beal
                                         Title: Managing Director

Dated: August 27, 2004


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                                  EXHIBIT INDEX

                    Item 601 (a) of                                 Sequentially
Exhibit             Regulation S-K                                  Numbered
Number              Exhibit No.        Description                  Page
------              -----------        -----------                  ----

1                   4                  Pooling and Servicing
                                       Agreement


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